Wave Life Sciences Investor Presentation January 10, 2022 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Building a leading genetic medicines company

LEVERAGING THE ONGOING GENETIC REVOLUTION

- >6,000 monogenic diseases; vastly more polygenic diseases
- Increase in genetic testing
- Biomarkers to assess target engagement early in clinical development
- Greater understanding of genetic disease and cellular biology
- Many diseases out of reach for traditional medicines
- Innovations for precise modification of transcriptome, proteome and interactome

DRUGGING THE TRANSCRIPTOME TO UNLOCK THE BODY'S OWN ABILITY TO TREAT GENETIC DISEASE

PRISM

Innovative Platform

Stereopure oligonucleotides

Novel backbone modifications (PN chemistry)

Silencing, splicing, and editing modalities

Strong and broad IP position[1]

Diversified Pipeline

CNS: ALS, FTD, HD

Muscle: DMD

Hepatic diseases: AATD

Ophthalmology

Clinical Expertise

Multiple global clinical trials

Innovative trial designs

GMP Manufacturing

Internal manufacturing capable of producing oligonucleotides at scale

WAVE LIFE SCIENCES

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; HD: Huntington's disease; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency

[1]stereopure oligonucleotides and novel backbone chemistry modifications

3

Biological machinery in our cells can be harnessed to treat genetic diseases Silencing Splicing RNA Base Editing Degradation of RNA transcripts to turn off protein production Restore RNA transcripts and turn on protein production Efficient editing of RNA bases to restore or modulate protein function or production Endogenous ADAR enzyme Restored Reading Frame Endogenous RNase H Endogenous AGO2 RISC

OMe, MOE, F, other modifications PO, PS, PN 5’ modifications, backbone modifications A, T, C, mC, G, U, other modified bases PRISM enables precision modulation of RNA therapeutic properties using unique chemistry toolkit 2’ modifications Backbone chemistry Bases Chiral control of any stereocenter Potency Tissue exposure Duration of activity

Innovating stereopure backbone chemistry modifications

PRISM backbone linkages

PO


O
B
O
O
R
O
P
O
B
O
O
R

Chirality
None

Negative charge

PS


O
B
O
O
(Sp)
O
R
S
P
O
B
O
O
R

Chirality

PS backbone *Rp*
PS backbone *Sp*

Negative charge

PN


O
B
O
O
(Rp)
O
R
N
P
O
B
O
O
R

Chirality

PN backbone *Rp*
PN backbone *Sp*

Neutral charge



Phosphoryl guanidine x-ray structure



example

PO: phosphodiester PS: phosphorothioate

WAVE LIFE SCIENCES

6

Improvements in PRISM primary screen hit rates accelerate drug discovery

Primary screen hit rates with silencing far above industry standard hit rates



Chemistry, PN stereochemistry & machine learning optimization
100
80
60
40
20
0
% Hit Rate
Stereorandom
12.2%
32.9%
55.4%
(2019)
Stereopure
80.0%
(2020 - current)
Chemistry improvements and PRISM advancement

WAVE LIFE SCIENCES

All screens used iPSC-derived neurons; Data pipeline for improved standardization. Hit rate = % of oligonucleotides with target knockdown greater than 50%. Each screen contains >100 oligonucleotides. ML: machine learning

PRISM

7

Potency is enhanced with addition of PN modifications across modalities

Silencing

Target knockdown (% remaining)



Improved knockdown

Ranked by potency of reference PS/PO compound

Splicing

% Skipping



80
60
40
20
0
20
40
60
Improved skipping

Ranked by potency of reference PS/PO compound

Editing

% Editing



100
80
60
40
20
0
% Editing
10^{-8} 10^{-6} 10^{-4} 10^{-2} 10^{0} 10^{2}
Concentration (μM)
Improved editing

- PS/PO/PN
- PS/PO (Stereopure)
- PS/PO (Stereorandom)

- PS/PO reference compound
- PS/PN modified compound

WAVE LIFE SCIENCES

Left: Experiment was performed in iPSC-derived neurons *in vitro*; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a linear model equivalent of the ΔΔCt method; Middle: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. Right: Data from independent experiments

8

Neuro C9orf72

Adding PN chemistry modifications to C9orf72-targeting oligonucleotides improved potency *in vivo*


C9orf72-targeting oligonucleotides
PS/PO backbone chemistry
PS/PO/PN backbone chemistry
Spinal Cord
Cortex
%C9orf72 V3 transcript remaining
100
75
50
25
0
0.3
1.0
3.0
10.0
Exposure (µg/g)
Improved knockdown
Improved tissue exposure

WAVE LIFE SCIENCES

Target knockdown: Liu, TIDES poster 2021; Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis. Manuscript submitted.

9

PN chemistry improves distribution to CNS

Distribution of oligonucleotides in NHP CNS 1-month post single IT dose



Tissue distribution
Oligonucleotide (red staining)
Backbone chemistry PS/PO
PS/PO/PN
Striatum
Cerebral Cortex
Midbrain
Cerebellum
Hippocampus
Spinal cord

NHPs administered 1x12 mg oligonucleotide or PBS by intrathecal injection/lumbar puncture (IT). CNS tissue evaluated 11 or 29 days after injection (n=6 per group). Oligonucleotide was visualized by ViewRNA (red), and nuclei are counterstained with hematoxylin. Images from day 29.

10

Single intrathecal dose in NHP leads to substantial and widespread target mRNA reduction throughout the CNS


Target mRNA knockdown 28 days post-dose (WVE-005)
Remaining mRNA (%) (relative to control)
150
100
50
0
Control
Lumbar
Cervical
Cortex
Hippocampus
Target mRNA knockdown 28 days post-dose (WVE-005)
Remaining mRNA (%) relative to control
100
50
0
Control
Striatum

Potential for infrequent IT administration, widespread CNS distribution of PN modified oligonucleotides, and availability of disease biomarkers facilitates development of differentiated CNS portfolio

NHPs: Non-human primates
NHPs were administered 12 mg on day 1 via IT bolus injection; tissue samples were collected from 3 NHPs at 28 days post-dose.

WAVE LIFE SCIENCES
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Robust portfolio of stereopure, PN-modified oligonucleotides

THERAPEUTIC AREA / TARGET	MODALITY	DISCOVERY	PRECLINICAL	CLINICAL	RIGHTS
NEUROLOGY					
ALS and FTD C9orf72	Silencing	▶	▶	WVE-004 (FOCUS-C9)	Takeda 50:50 option
Huntington's disease mHTT SNP3	Silencing	▶	▶	WVE-003 (SELECT-HD)	Takeda 50:50 option
SCA3 ATXN3	Silencing	▶	▶		Takeda 50:50 option
CNS diseases Multiple	Silencing; ADAR editing (AIMers)	▶	▶		100% global
DMD Exon 53	Splicing	▶	▶	WVE-N531	100% global
HEPATIC					
AATD SERPINA1	ADAR editing (AIMers)	▶			100% global
OPHTHALMOLOGY					
Retinal diseases USH2A and RhoP23H	Silencing; Splicing	▶			100% global

Modality: Silencing | Splicing | ADAR editing (AIMers)

WAVE LIFE SCIENCES

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3; CNS: Central nervous system; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency

12

100 75 50 25 0 Survival probability (%) 0 4 8 12 16 20 24 28 32 36 40 Time (weeks) Dramatic increase in effect with PN-modified splicing oligonucleotide in dKO mouse model dKO; double knockout mice lack dystrophin and utrophin protein. mdx mice lack dystrophin. dKO: PS/PO/PN 150 mg/kg n= 8 (p=0.0018); PS/PO/PN 75 mg/kg n=9 (p=0.00005); PS/PO n=9 (p=0.0024), PBS n=12 Stats: Chi square analysis with pairwise comparisons to PBS using log-rank test PS/PO/PN, 75 mg/kg bi-weekly PBS PS/PO, 150 mg/kg weekly PS/PO/PN, 150 mg/kg weekly Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] Treatment with PN-modified molecules led to 100% survival of dKO mice at time of study termination Neuro DMD

Neuro DMD

PS/PO/PN slicing compound restores respiratory function to wild-type levels in dKO mice


Frequency
Breaths/min
Age (days)
Tidal Volume
TVb (ml)
****
Minute Volume
Minute vol (ml/min)
Estimated Peak Inspiratory Flow
mL/s
Estimated Peak Expiratory Flow
Wild-type
dKO / PBS
dKO (PS/PO/PN oligonucleotide)

WAVE LIFE SCIENCES

Manuscript in press. 10 day old dKO mice received weekly subcutaneous 150 mg/kg doses of PS/PO/PN splicing compound or PBS. Age-matched C57Bl/6 wild-type mice were also included in study. Data are presented as mean ± s.d. Stats from 2-way ANOVA **** P<0.0001.

PRISM

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Neuro DMD

PS/PO/PN compound restores muscle function to wild-type levels in dKO mice


Wild-type
(6 week old)
dKO / PBS
(6 week old)
dKO PS/PO/PN, QW 150mpk
(38-41 week old)
Specific Force (EDL)
Specific Force (Nm2)
300
200
100
0
20
40
60
80
100
120
Stimulation Frequency (Hz)
Eccentric Contraction (EDL)
% Force EC0
120
100
80
60
40
20
0
0 1 2 3 4 5 6 7 8 9 10
Contraction

WAVE LIFE SCIENCES

Mdx/utr-/- mice received weekly subQ 150 mpk dose of PS/PO/PN stereopure oligonucleotide beginning at postnatal day 10. Age-matched *mdx/utr-/-* littermates were treated with PBS, and *wild-type C57BL10* mice were not treated. Electrophysiology to measure specific force and eccentric contraction performed at Oxford University based on Goyenvalle et al., 2010 Mol Therapy 18(1), 198-205.

PRISM

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Clinical trial of WVE-N531 underway Unmet need in DMD remains high Open-label clinical trial of up to 15 boys with DMD amenable to exon 53 skipping Powered to evaluate change in dystrophin expression Possible cohort expansion driven by assessment of drug distribution in muscle and biomarkers, including dystrophin DMD: Duchenne muscular dystrophy Neuro DMD Ascending doses of WVE-N531 Up to 4 dose levels (administered ≥4 weeks apart) evaluated to select dose level for multidose Up to 3 additional doses given every-other-week at selected dose level Additional patients enrolled and dosed every other week at selected dose level Up to 7 total doses to be given followed by a minimum 8-week safety monitoring period Dose level and dosing frequency guided by independent committee Initial cohort Possible cohort expansion

Neuro C9orf72

C9orf72 repeat expansions: One of the most common genetic causes of ALS and FTD

Hexanucleotide (G_4C_2)- repeat expansions in C9orf72 gene are common autosomal dominate cause for ALS and FTD


C9orf72
Typically 100's-1000's of GGGGCC repeats

Different manifestations across a clinical spectrum

Amyotrophic Lateral Sclerosis (ALS)

- Fatal neurodegenerative disease
- Progressive degeneration of motor neurons in brain and spinal cord
- C9-specific ALS: ~2,000 patients in US

Frontotemporal Dementia (FTD)

- Progressive neuronal degeneration in frontal / temporal cortices
- Personality and behavioral changes, gradual impairment of language skills
- C9-specific FTD: ~10,000 patients in US

Including patients with C9-associated disease across phenotypes

WAVE LIFE SCIENCES

Sources: Balendra et al, EMBO Mol Med, 2017; Brown et al, NEJM, 2017, DeJesus-Hernandez et al, Neuron, 2011. Renton et al, Neuron, 2011. Zhu et al, Nature Neuroscience, May 2020, Stevens et al, Neurology 1998

17

Neuro C9orf72

WVE-004 selectively targets repeat-containing transcripts to address multiple drivers of toxicity

- C9orf72 protein is important for normal regulation of neuronal function and the immune system
- WVE-004 targets hexanucleotide repeat containing transcript variants that lead to loss of normal C9orf72 function and production of pathological mRNA products and toxic dipeptide repeat (DPR) proteins
- Poly-GP is an important DPR transcribed from sense and antisense toxic mRNA transcripts
- Poly-GP is a sensitive biomarker of target engagement and reductions of mRNA transcripts and other toxic proteins by WVE-004
- Neurofilament Light-Chain (NfL) measurements will provide important insight into potential for neuroprotection


pre-mRNA variants
Pathological mRNA products
Disease-contributing factors
Repeat-containing transcripts
V1
V3
V2
Mis-spliced V1/V3
Stabilized intron1
RNA foci
DPRs
Reduced by WVE-004
GGGGCC expansion
Accessible target for variant selectivity

Liu et al, Nature Communications, 2021

WAVE LIFE SCIENCES

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* *** ** *** Spinal cord Relative Poly-GP levels (normalized to PBS) Cortex >90% knockdown of Poly-GP DPR protein Two doses of WVE-004 Six months >80% knockdown of Poly-GP DPR protein Relative Poly-GP levels (normalized to PBS) p≤0.0001 Full results presented at the 31st International Symposium on ALS/ MND (December 2020); 2 x 50 ug (day 0, day 7) dosed ICV; DPRs measured by Poly-GP MSD assay. *: p≤ 0.05 **: P ≤ 0.01, ***: P ≤ 0.001. DPR: Dipeptide repeat protein Weeks Weeks PBS Poly-GP DPR Oligonucleotide concentration WVE-004: WVE-004: C9orf72 protein unchanged at 6 months ns ug of oligo / g of tissue ug of oligo / g of tissue ns Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 WVE-004 PBS WVE-004 PBS Durable reduction in vivo of Poly-GP in spinal cord and cortex after 6 months Preclinical in vivo results: Neuro C9orf72

Neuro C9orf72

FOCUS-C9 clinical trial: Dose level and dosing frequency guided by independent committee

Additional cohorts

Cohort 1

Single ascending dose

Dose Level

Dose level and dosing frequency guided by independent committee

Proceed to MAD

Additional cohorts

Cohort 1

Multi-ascending dose

Day	1-3	15	29	57	85
Dose	▼				
PK / Biomarker Samples	●	●	●	●	●
Clinical Evaluations	●		●	●	●

▼ Monthly or less frequent dosing

● PK / Biomarker samples

● Clinical evaluations

FOCUS C9

Clinical evaluations

- Safety and tolerability
- ALSFRS-R
- CDR-FTDLD
- FVC
- HHD

Key biomarkers:

- PolyGP DPR in CSF
- p75NTRECD in urine
- NfL in CSF

WAVE LIFE SCIENCES

PK: pharmacokinetic

Adaptive cohorts

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Target mutant mRNA HTT transcript to reduce mutant HTT protein Preserve wild-type HTT protein reservoir in brain Allele-selective approach to treating HD Wave has only allele-selective clinical program in Huntington’s disease Only an allele-selective approach is designed to address both toxic gain of function and toxic loss of function drivers of HD Stresses wtHTT mHTT + Reduce Preserve Neuro HD

Neuro HD

WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models

Incorporates PN backbone chemistry modifications

Selectively reduces mHTT mRNA in HD iPSC neurons in vitro



% wtHTT mRNA
% mHTT mRNA
Percentage HTT mRNA Remaining
0
10
20
30
40
50
60
Mock
1.6 µM
8 µM
40 µM
1.6 µM
8 µM
40 µM
Pan-silencing reference compound
WVE-003

Durable striatal mHTT knockdown for 12 weeks in BACHD mouse model



Striatum
mHTT/Tubb3, relative to PBS
0.0
0.5
1.0
1.5
2.0
***
****
Weeks
2
4
12
PBS
Pan-silencing reference compound
WVE-003

Similar results in cortex

WAVE LIFE SCIENCES

Results from ND50036 iPSC-derived medium spiny neurons. Total *HTT* knockdown quantified by qPCR and normalized to HPRT1. Oligonucleotide or PBS [100 µg ICV injections through cannula on days 1, 3, 5] delivered to BACHD transgenic. Mean ± SD (n=8, **P*<0.0332, ****P*<0.0002, *****P*<0.0001 versus PBS unless otherwise noted). HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline

22

Neuro HD

SELECT-HD clinical trial: Dose level and dosing frequency guided by independent committee

Additional cohorts

Cohort 1

Single ascending dose

Day	1-3	15	29	57	85
Dose	▼				
PK / Biomarker Samples	●	●	●	●	●
Clinical Evaluations	●		●	●	●

Dose Level

Dose level and dosing frequency guided by independent committee

Proceed to MAD

Additional cohorts

Cohort 1

Multi-ascending dose

- ▼ **Monthly or less frequent dosing**
- ● **PK / Biomarker samples**
- ● **Clinical evaluations**

SELECT HD

Clinical evaluations
- Safety and tolerability
- UHDRS

Key biomarkers:
- mHTT
- wtHTT
- NfL

WAVE LIFE SCIENCES

PK: pharmacokinetic

Adaptive cohorts

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ADAR editing

Unlocking RNA editing with PRISM platform to develop AIMers: A-to-I editing oligonucleotides

Free-uptake of chemically modified oligonucleotides



Endogenous enzymes

ADAR
RNase H
AGO2
Spliceosome

- First publication (1995) using oligonucleotide to edit RNA with endogenous ADAR[1]
- Wave goal: Expand toolkit to include editing by unlocking ADAR with PRISM oligonucleotides

✓ Learnings from biological concepts

✓ Applied to ASO structural concepts

✓ Applied PRISM chemistry

AIMer:

Wave's **A-to-I** editing oligonucleotides



ADAR enzymes

- Catalyze conversion of A-to-I (G) in double-stranded RNA substrates
- A-to-I (G) edits are one of the most common post-transcriptional modifications
- ADAR1 is ubiquitously expressed across tissues, including liver and CNS



[1]Woolf et al., PNAS Vol. 92, pp. 8298-8302, 1995

WAVE LIFE SCIENCES
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AIMers: Realizing potential of therapeutic RNA editing by harnessing endogenous ADAR Solved for key therapeutic attributes for potential best-in-class RNA editing therapeutics Efficient ADAR recruitment AIMer design principles SAR developed to design AIMers for different targets Systematized AIMer design enables rapid advancement of new targets Strong and broad IP in chemical and backbone modifications, stereochemistry patterns, novel and proprietary nucleosides Potent and specific editing in vivo Efficient ADAR recruitment Stability Delivery and intracellular trafficking Beyond liver Decade of investment and learnings to improve stability of single-stranded RNAs GalNAc compatible for targeted liver delivery Endosomal escape and nuclear uptake AIMer design also works for delivery to CNS and other tissue types Potential for infrequent dosing Subcutaneous dosing IT, IVT, systemic dosing ADAR editing

ADAR editing

Opportunity for novel and innovative AIMer therapeutics

Correct driver mutations with AIMers

Examples

AATD

Rett syndrome

Recessive or dominant genetically defined diseases

Restore or correct protein function



AIMer
A
I(G)

Modulate protein interactions with AIMers

Upregulate expression

Modify function

Modulate protein-protein interaction

Post-translational modification

Alter folding or processing

Examples

Haploinsufficient diseases

Loss of function

Neuromuscular

Dementias

Familial epilepsies

Neuropathic pain

- >32,000 pathogenic human SNPs[2] – ~50% ADAR amenable
- Tens of thousands of potential amenable disease variants[1]
- ~12% of all reported disease-causing mutations are single point mutations that result in a premature stop codon[3]

- Large patient populations
- Human Reference Interactome documents >50K protein-protein interactions involving >8K proteins[4]
- >90K Post-translational modifications across ~30K proteins mapped,[5] thousands associated with disease[6]

WAVE LIFE SCIENCES

SNP: single nucleotide polymorphism A: Adenosine I: Inosine G: Guanosine

[1]ClinVar database [2]Gaudeli NM et al. *Nature* (2017) [3]Keeling KM et al., Madame Curie Bioscience Database 2000-2013 [4]Luck, K et al. *Nature* (2020)
[5]Prasad, TSK et al. *Nucleic Acids Research* (2009) [6]Huang, K et al. *Nucleic Acids Research* (2016)

26

Data from independent experiments; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing Stereochemistry and PN chemistry enhance potency and editing efficiency of AIMers ACTB editing in primary human hepatocytes using GalNAc-mediated uptake AIMer chemistry ADAR editing

XAX NNN AIMer mRNA target Sequence space is defined >300 unique AIMers tested containing different base pair combinations Identified base modification combinations with high editing efficiency to optimize sequence Optimization of every dimension to inform future rational design of AIMers Motif on target Motif on AIMer Learnings inform design principles deployed across future targets Example: Sequence is one of multiple dimensions for optimization Heat map for sequence impact on SAR ADAR editing

ADAR editing

Stability of AIMers enables durable and specific editing out to Day 50 in liver of NHPs

AIMers detected in liver of NHP at Day 50 (PK)



GalNAc AIMers
ACTB-1
ACTB-2
ACTB-3
Concentration AIMer (ug/g tissue)
Time (days)

Substantial and durable editing in NHP liver *in vivo* (PD)



Day 50
RNA editing in NHP
GalNAc AIMers
ACTB-1
ACTB-2
ACTB-3
% ACTB Editing
Time (days)

ADAR editing with ACTB AIMer is highly specific



RNA editing within full transcriptome (primary human hepatocytes)
ACTB
Confidence (LOD score)
% Editing

RNA editing only detected at editing site in ACTB transcript

WAVE LIFE SCIENCES

Manuscript in press. Left: AIMer PK C: 5mg/kg SC: Day 1,2,3,4,5; Liver biopsy; Right: Dosed 1um AIMer, 48 hrs later RNA collected, RNAseq conducted using strand-specific libraries to quantify on / off-target editing; plotted circles represent sites with LOD>3. NHP: non-human primate; ACTB: Beta-actin

29

ADAR editing

Substantial *in vivo* RNA editing out to at least 4 months post-single dose in CNS tissues

Peak RNA editing observed one-month post-single dose across tissues



UGP2 AIMer-1
PBS
Cortex
Hippocampus
Striatum
Brain stem
Cerebellum
Spinal cord
% UGP2 editing
0
20
40
60
80
PBS 1 4 8 12 16
Weeks

Peak editing	30%	>40%	25%	>40%	50%	>65%

WAVE LIFE SCIENCES

Transgenic huADAR mice administered 100 µg AIMer or PBS on day 0 and evaluated for UGP2 editing across CNS tissues at 1, 4, 8, 12, and 16-weeks post dose. Percentage UGP2 editing determined by Sanger sequencing. Stats: 2-way ANOVA compared to PBS (n=5 per time point per treatment) *P<0.05, **P<0.01, ***P<0.001, ****P<0.0001. ICV intracerebroventricular; PBS phosphate buffered saline

30

ADAR editing

RNA editing of nonsense mutation found in MECP2 (Rett Syndrome) restores functional protein

Normal:	... CGA... wild type protein
Rett Syndrome:	... TGA... premature stop codon
ADAR editing:	... TGG... restored protein

Variant base

ADAR editing site

Nonsense mutations found in Rett Syndrome can occur in multiple locations on RNA transcript:



in vitro ADAR editing of over 60% targeting MECP2 disease transcript

PN chemistry improved editing efficiency *in vitro*



Percentage A → G editing
100
80
60
40
20
0
mock
PS
PS-PN

Dose-dependent RNA editing of MECP2 mutation with PS/PN AIMer



Dosed with hADAR
Control (no hADAR)
Percentage A → G editing
100
80
60
40
20
0
0.0001
0.001
0.01
0.1
1
10
100
[nM]

Full length MECP2 protein is expressed following ADAR editing



Ladder
PS/PN AIMer
NTC
Mock
Naive
116
66
40
ADAR Edited MECP2
Endogenous MECP2
Loading Control

WAVE LIFE SCIENCES

293T cells transfected with both nonsense mutation on MECP2 (GFP-fusion construct) and ADAR plasmids. AIMers transfected for 48h prior to RNA extraction and sequencing. Percentage editing determined by Sanger sequencing. Left: Single dose (25nM) treatment Middle: Full dose response curve (25nM, 5-fold dilution, 48h treatment) in presence or absence of hADAR Right: Western blot for MECP2 protein. Three biological replicates, NTC AIMer, mock and naïve 293T cells probed for fusion protein.

31

AIMers in retina at 4 weeks ADAR editing: Up to 50% editing in vivo in posterior of eye one month post-single IVT dose Mice received a single IVT injection (10 or 50 ug AIMer), and eyes were collected for RNA analysis and histology 1 or 4 weeks later.  Left: editing evaluated by Sanger sequencing, and % RNA editing calculated with EditR. Right: FFPE and RNA scope assay specific for AIMer, red = oligo, blue = nuclei. Posterior region: retina, choroid, sclera.  PBS 10 ug 50 ug Ophthalmology

ADAR editing

Achieving productive editing in multiple NHP tissues with unconjugated systemic AIMer delivery

- ✓ GalNAc-conjugated *(Targeted - subcutaneous)*
- ✓ Unconjugated *(Local – IVT, IT)*
- ✓ **Unconjugated *(Systemic)***

- NHP study demonstrated productive editing in kidney, liver, lung and heart with single subcutaneous dose



Editing in NHP 1-week post-single dose SC administration
% ACTB editing
60
40
20
0
Kidney
Liver
Lung
Heart
ACTB AIMer
PBS

NHP: non-human primate; ACTB: Beta-actin
Dose: 50 mg/kg SC on Day 1 Necropsy for mRNA (ACTB Editing) Day 8

33

ADAR editing

Achieving productive editing in multiple immune cell types with AIMers *in vitro*

Human peripheral blood mononuclear cell (PBMC)



Activate (PHA) → Dose → Sort



ACTB AIMer
Mock
CD4+ T-cell
CD8+ T-cell
CD14 Monocytes
CD19 B-cell
NK NK-cell
Tregs T-cell
*****
*****
*****
*****
*****
*****
0
20
40
60
80
100
% ACTB Editing

WAVE LIFE SCIENCES

Human PBMCs dosed with 10 uM ACTB AIMers, under activating conditions (PHA). After 4 days, different cell types isolated, quantitated for editing %.
ACTB: Beta-actin; Two-way ANOVA followed by post hoc comparison per cell line. P values were Bonferroni-corrected for multiple hypotheses

34

Expanding addressable disease target space using ADAR editing to modulate proteins Correction Protein- protein interaction Upregulation Processing Folding (stability) Post-translational modification ADAR editing of mRNA Restore or modify protein function  Impact diseases Examples: Familial epilepsies Neuropathic pain Neuromuscular disorders Dementias Haploinsufficient diseases Loss of function I(G) ADAR editing

ADAR to modify protein-protein interactions



Basal conditions
KEAP1
Nrf2
Nrf2 is degraded
Transcription is repressed
Nrf2-mediated gene transcription program
ADAR modified pathway
KEAP1
ADAR editing sites
Nrf2 is stabilized
Nrf2 translocates to nucleus and activates gene expression
Nrf2
Nrf2 activated genes {A:B:C:D}

KEAP1 binds Nrf2, targeting Nrf2 for proteosomal degradation and repressing Nrf2 mediated gene transcription

ADAR editing to change one amino acid in KEAP1 or Nrf2 could allow for stabilization of Nrf2 and activation of Nrf2 mediated gene transcription

WAVE™ LIFE SCIENCES

36

Nrf2 mediated gene transcription {A:B:C:D} ADAR editing activates multiple genes confirming disrupted protein-protein interaction in vitro KEAP1 Nrf2 ADAR editing of either KEAP1 or Nrf2 directs gene activation NQO1/mRNA-A Fold increase over control Control Control Fold increase over control Fold increase over control Fold increase over control SLC7a11/mRNA-B SRGN/mRNA-D HMOX1/mRNA-C Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Gene expression quantified by PCR (n=2)

AATD

RNA editing is uniquely suited to address the therapeutic goals for AATD

Wave ADAR editing approach addresses all goals of treatment:

1) Restore circulating, functional wild-type M-AAT

2) Reduce Z-AAT protein aggregation in liver

3) Retain M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases


Z-AAT

Wild-type M-AAT protein replaces Z-AAT with RNA correction

M-AAT secretion into bloodstream

Alternative approaches address only a subset of treatment goals:

*Current **protein augmentation** addresses only lung manifestations*

***siRNA** approaches only address the liver disease*

***Small molecule** approaches may address the lung and liver but do not generate wildtype M-AAT*

Risk of disease	
Null *(no AAT)*	**Highest risk** *(lung)*
PI*ZZ	**High** *(lung + liver)*
PI*SZ	
PI*MZ	**Low**
PI*MM	**Normal**

~200K people in US and EU with mutation in *SERPINA1* Z allele (PI*ZZ)

AAT: Alpha-1 antitrypsin; Sources: Strnad 2020; Blanco 2017; Remih 2021

38

AATD

RNA editing of 40% results in therapeutically meaningful increases in circulating AAT protein

SERPINA1 Z allele mRNA editing levels nearing correction to heterozygote (MZ)


SERPINA1 mRNA editing
huADAR mouse liver
% Editing
50
40
30
20
10
0
****
****
PBS
UGP2 NTC
SA1 - 3
SA1 - 4
GalNAc AIMers


Human AAT protein
concentration in huADAR mouse serum
3-fold increase at day 7 with SA1-4 AIMer
Serum AAT (µg/ml)
800
600
400
200
0
11µM
****
****
n.s
PBS
UGP2 NTC
SA1-3
SA1-4
GalNAc AIMers
Pre-dose
Day 7

AAT serum levels by genotype

PI*MZ: ~3 – 5x increase

PI*SZ: ~2x increase

PI*ZZ: ~3 – 7 uM

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hu*ADAR*/*SERPINA1* mice administered PBS or 3 x 10 mg/kg AIMer (days 0, 2, and 4) SC. Samples collected day 7. Stats: One-way ANOVA; NTC: non-targeting control; Right: Statistics (ELISA): Matched 2-way ANOVA with correction for multiple comparisons (Bonferroni) was used to test for differences in AAT abundance in treated samples compared to PBS Statistics; de Serres et al., J Intern Med. 2014; NTC: non-targeting control

39

AATD

ADAR editing is highly specific; no bystander editing observed on SERPINA1 transcript



RNA editing only detected at PiZ mutation site in SERPINA1 transcript
(mouse liver)
C 0%
T 100%
PBS
10000
5000
0
94380000
94384000
94388000
Coverage
C 48.2%
T 51.8%
SA1-4 AIMer
9000
6000
3000
0
94380000
94384000
94388000
SERPINA1
Editing site (PiZ mutation)



RNA editing within transcriptome
(mouse liver)
SERPINA1
(PiZ mutation site)
6000
4000
2000
0
Coverage
0
10
20
30
40
50
% Editing

Dose 3 x 10mg/kg days (0, 2, 4) SC. Liver biopsies day 7. RNAseq, To quantify on-target SERPINA1 editing reads mapped to human SERPINA1, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4); Analyst and Investor Research Webcast September 28, 2021

40

AATD

ADAR editing restores circulating, functional M-AAT

Wild-type M-AAT detected with ADAR editing


3-fold increase in total AAT
Serum AAT protein (ug/ml) (Mean, s.e.m)
600
300
0
Human wild-type M-AAT
Pre-dose
Day 7
Pre-dose
Day 7
PBS
SA1-4

Significant increase in neutrophil elastase inhibition with ADAR editing


~2.5-fold increase
% Relative Elastase Inhibition
100
80
60
40
20
0
n.s
***
****
PBS
UGP2 NTC
SA1-3
SA1-4
Pre-dose
Day 7

Z allele mRNA editing *in vivo* | AAT protein increase | Wild-type M-AAT functional

WAVE LIFE SCIENCES

Left: Mass spectrometry and ELISA Right: (Elastase inhibition): Matched 2-way ANOVA with correction for multiple comparisons (Bonferroni) was used to test for differences in elastase inhibition activity in serum collected at day 7 vs pre-dose for each treatment group; NTC: non-targeting control

41

AATD

Increase in circulating human AAT is durable, with restored M-AAT detected one month post last dose

Human AAT serum concentration ≥3-fold higher over 30 days post-last dose



800
600
400
200
0
Serum AAT μg/mL
ns
***
***
**
**
***
11 μM
0
7
14
21
28
35
Days
SA1-4
PBS
Dose

Restored wild-type M-AAT detected over 30 days post-last dose



M-AAT production
800
600
400
200
0
Serum AAT μg/mL
Elevated Z-AAT at Day 35 suggests clearance of intracellular Z-AAT aggregates with AIMers
0
7
14
21
28
35
0
35
Days
SA1-4
PBS
Z-AAT (mutant)
M-AAT (wild type)

WAVE LIFE SCIENCES

SA1-4: GalNAc AIMer (Left) hu*ADAR/SERPINA1* mice administered PBS or 3 x 10 mg/kg AIMer (days 0, 2, and 4) SC. AAT levels quantified by ELISA. Data presented as mean ± sem. Stats: Matched 2-way ANOVA ns nonsignificant, ** P<0.01, *** P<0.001. (Right) Proportion of AAT in serum, Z type (mutant) or M type (wild type), measured by mass spectrometry, total AAT levels quantified by ELISA

42

AATD

Optimized AIMers achieve ~50% mRNA editing and restore AAT protein well above therapeutic threshold

RNA editing huADAR mouse
(3x5 mg/kg, SC)



% SERPINA1 editing
60
40
20
0
*
PBS
SA1-4
SA1-5
Optimized

AAT protein concentration in serum
(3x10 mg/kg, SC)



M-AAT (wild-type)
Z-AAT (mutant)
Serum AAT protein (ug/ml)
(Mean, s.e.m)
1000
800
600
400
200
0
3-fold increase
in total AAT
Pre-dose
Day 7
PBS
SA1-4
4-fold increase in
total AAT
85%
M-AAT
11 μM
SA1-5
Optimized

- **Additional preclinical data expected in 2022, including reduction in Z-AAT aggregates and changes in liver pathology**
- **AATD AIMer development candidate expected in 2022**

WAVE LIFE SCIENCES

Left: AIMers administered hu*ADAR/SERPINA1* mice (3x5 mg/kg) on days 0, 2, and 4. Livers collected on day 7, and SERPINA1 editing was quantified by Sanger sequencing (shown as mean ±. sem) Stats: One-way ANOVA was used to test for differences in editing between SA1-4 and other oligos * P<0.05 Right: hu*ADAR/SERPINA1* mice administered PBS or 3 x 10 mg/kg AIMer (days 0, 2, and 4) SC. Proportion of AAT protein in serum measured by mass spec, total AAT protein quantified by ELISA

43

Upcoming milestones throughout 2022 will unlock opportunities Silencing CNS (Intrathecal) Splicing Muscle (IV) ADAR editing Liver (Subcutaneous GalNAc) WVE-004 C9orf72 ALS & FTD Clinical data being generated to enable decision making WVE-003 HD SNP3 Clinical data being generated to enable decision making WVE-N531 DMD Exon 53 Clinical data being generated to enable decision making AIMer AATD SERPINA1 Additional preclinical data, including reduction in Z-AAT aggregates and changes in liver pathology AATD AIMer development candidate expected Success with any current program validates platform and unlocks modalities and tissues

Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827